                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2004 (August 5,
2004)

                       ENDO PHARMACEUTICALS HOLDINGS INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                       001-15989                  13-4022871
     --------                       ---------                  ----------
 (State or other             (Commission File Number)       (I.R.S. Employer
jurisdiction of                                             Identification No.)
 incorporation)


100 Painters Drive
Chadds Ford, Pennsylvania                                         19317
-------------------------                                         -----
(Address of principal executive offices)                        (Zip Code)


                                 (610) 558-9800
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)





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ITEM 9.  REGULATION FD DISCLOSURE.

         On August 5, 2004, the Office of the Corporation Counsel in the New York City Law Department announced that on August 4, 2004 the City of New York filed a complaint in the U.S. District Court for the Southern District of New York against 44 pharmaceutical companies and their subsidiaries, including our subsidiary, Endo Pharmaceuticals Inc., alleging that they violated Federal and State Medicaid law, among other things. We have not yet been served with a complaint; however, if served, we intend to defend ourselves vigorously in this matter. The information in this Current Report on Form 8-K shall be considered "filed" under the Exchange Act and incorporated by reference into filings made by the Registrant under the Securities Act or the Exchange Act.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ENDO PHARMACEUTICALS HOLDINGS INC.
                                               (Registrant)


                                    By: /s/ Caroline B. Manogue
                                        --------------------------------------
                                        Name:  Caroline B. Manogue
                                        Title: Chief Legal Officer, Executive
                                               Vice President and Secretary





Dated: August 9, 2004